Exhibit 99.2 BankUnited, Inc. Q3 2020 – Supplemental Information October 28, 2020

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates, ” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by the COVID-19 pandemic. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward- looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Financial Highlights

Strong Results in a Challenging Environment • PPNR continued to grow YoY to $115 million for Q3 2020 from $102 million for Q3 2019 Operating results • NIM of 2.32% compared to 2.39% linked quarter – liquidity deployed into securities • Continued Non-interest DDA grew by $906 million during the quarter to 26% of total deposits • Average non-interest DDA up $874 million linked quarter and $2.2 billion compared to Q3 2019 improvement in • Total cost of deposits declined to 0.57% for the quarter, lowest in the Company’s history deposit mix • “Spot” APY on total deposits was 0.49% at September 30, 2020 • 3.2% of total commercial loans were on deferral, modified or in process of modification at October Loan deferrals and 25, 2020. For Q2, we reported that initial deferrals had been granted for 17% of the commercial modifications continue portfolio and that re-deferral requests had been received for 4% of the portfolio. to decline • 8% of residential loans, excluding government insured loans, were on deferral or modified at September 30, 2020, down from 13% at June 30, 2020. • Available liquidity totaling $9.7 billion at September 30, 2020 Robust capital and • CET1 ratios of 12.2% at the holding company and 13.5% at the bank at September 30 liquidity • Book value per share grew to $31.01 at September 30, back to almost pre-COVID levels 4

Highlights from Third Quarter Earnings

($ in millions, except per share data)	3Q20	2Q20	3Q19	Change From 2Q20	Change From 3Q19	Key Highlights
Net Interest Income	$ 187	$ 190	$ 186	(3)	1	
Provision for Credit Losses	$ 29	$ 25	$ 2	4	27	Reflects CECL implementation in 1Q20; reserve build moderated in Q2 and Q3
Total Non-interest Income	$ 36	$ 38	$ 38	(2)	(2)	
Total Non-interest Expense	$ 109	$ 106	$ 121	3	(12)	YoY decline reflects improvements generated by BankUnited 2.0
Net Income	$ 67	$ 77	$ 76	(10)	(9)	
EPS	$ 0.70	$ 0.80	$ 0.77	(0.10)	(0.07)	
Pre-Provision, Net Revenue (PPNR) [1]	$ 115	$ 122	$ 102	(7)	13	Continued YoY improvement in PPNR
Period-end Loans	$ 23,779	$ 23,835	$ 22,856	(56)	923	4.0% YoY loan growth
Period-end Deposits	$ 26,597	$ 26,070	$ 23,956	527	2,641	11.0% YoY deposit growth, primarily from non-interest bearing
CET1	12.2 %	11.8 %	12.2 %	0.4 %	- %	
Total Capital	14.3 %	13.9 %	12.7 %	0.4 %	1.6 %	Reflects $300 million in subordinated notes issued in Q220
Yield on Loans	3.61 %	3.71 %	4.43 %	(0.10)%	(0.82)%	Reflects decline in benchmark interest rates
Cost of Deposits	0.57 %	0.80 %	1.67 %	(0.23)%	(1.10)%	Spot APY on total deposits declined to 0.49% at September 30, 2020
Net Interest Margin	2.32 %	2.39 %	2.41 %	(0.07)%	(0.09)%	Impacted by deployment of liquidity into securities portfolio
Non-performing Assets to Total Assets [2]	0.58 %	0.60 %	0.60 %	(0.02)%	(0.02)%	
Allowance for Credit Losses to Total Loans	1.15 %	1.12 %	0.43 %	0.03 %	0.72 %	
Net Charge-offs to Average Loans [3]	0.25 %	0.20 %	0.06 %	0.05 %	0.19 %	3Q20 charge-offs largely attributable to one commercial loan relationship

(1) PPNR is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 35

(2) Includes guaranteed portion of non-accrual SBA loans.

(3) YTD net charge-offs, annualized.

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Continuing to Transform our Deposit Mix ($ in millions) Non-interest bearing demand deposits have grown at a compound annual growth rate of 43% since December 31, 2018 $25,001 $26,070 $26,597 $23,679 $23,922 $23,956 $24,395 Non-interest Demand $5,883 $6,789 $3,765 $4,099 $4,127 $4,295 $4,599 Interest Demand $1,761 $1,831 $1,847 $2,131 $2,536 $2,866 $2,917 Money Market / Savings Time $10,622 $10,324 $11,386 $10,911 $10,936 $10,590 $11,003 $6,767 $7,081 $7,046 $7,347 $7,542 $6,731 $5,888 Mar 19 Jun 19 Sep 19 Dec 19 Mar 20 Jun 20 Sep 20 Cost of Deposits 1.67% 1.70% 1.67% 1.48% 1.36% 0.80% 0.57% Non-interest bearing 15.9% 17.1% 17.2% 17.6% 18.4% 22.6% 25.5% We have consistently priced down our deposit portfolio since the Fed began lowering interest rates in late 2019 Spot Average Annual At December 31, 2019 At March 31, 2020 At June 30, 2020 At September 30, 2020 Percentage Yield (“APY”) Total non-maturity deposits 1.11% 0.83% 0.44% 0.37% Total interest-bearing deposits 1.71% 1.35% 0.82% 0.65% Total deposits 1.42% 1.12% 0.65% 0.49% 6

Prudently Underwritten and Well-Diversified Loan Portfolio At September 30, 2020 ($ in millions) Loan Portfolio Over Time CRE C&I Construction Residential CRE C&I Mortgage Warehouse Lending Lending Subs and Land Owner Occupied 4% SBA PPP Non-Owner 28% Occupied 11% 70% Multi-family $23,835 $23,779 Commercial and 26% $23,155 $23,185 Industrial $21,977 61% $21,416 $2,456 $2,295 $2,514 $2,485 $2,617 $1,161 $1,251 $2,564 $768 $852 $432 $459 Residential Loan Product Lending Subs Type $6,719 $7,035 $7,559 $7,308 $5,689 $6,478 30 Yr Fixed Govt 14% Insured Bridge - 15 & 20 18% Equpment Formerly Year Fixed 23% Covered 9% 2% Pinnacle 51% $7,493 $7,178 $7,081 $6,984 5/1 & 7/1 10/1 ARM Bridge - $8,005 $7,501 ARM 22% Franchise 35% 26% $5,661 $5,635 $5,578 $5,941 $4,699 $4,949 7 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020

Allowance for Credit Losses

CECL Methodology

CECL Methodology

Underlying Principles

- The ACL under CECL represents management's best estimate at the balance sheet date of expected credit losses over the life of the loan portfolio.
- Required to consider historical information, current conditions and a reasonable and supportable economic forecast.
- For most portfolio segments, BankUnited uses econometric models to project PD, LGD and expected losses at the loan level and aggregates those expected losses by segment.
- Qualitative adjustments may be applied to the quantitative results.
- Accounting standard requires an estimate of expected prepayments which may significantly impact the lifetime loss estimate.

Economic Forecast

- Our ACL estimate was informed by Moody's economic scenarios published in September 2020.
    - Unemployment starting at 8%, rising to 9% by end of 2020, declining to 8% by end of 2021, then trending down
    - Annualized growth in GDP starting at 27%, decreasing to 3% by end 2020, exceeding pre-recession levels by end-2023. Averaging 4.3% for 2020 and 3.5% for 2021
    - VIX trailing average starting at 26, trending down to 18 by end 2022
    - S&P 500 starting at 3200, declining moderately in Q4 2020 before trending up, but staying below recent highs until mid-2022
- 2 year reasonable and supportable forecast period.

Key Variables

- The models ingest numerous national, regional and MSA level economic variables and data points. Economic data and variables to which portfolio segments are most sensitive:
    - Commercial
        - Market volatility index
        - S&P 500 index
        - Unemployment rate
        - A variety of interest rates and spreads
    - CRE
        - Unemployment
        - CRE property forecast
        - 10-year treasury
        - Baa corporate yield
        - Real GDP growth
    - Residential
        - HPI
        - Unemployment rate
        - Real GDP growth
        - Freddie Mac 30-year rate

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Drivers of Change in the ACL ($ in millions) Net Economic Portfolio Portfolio Forecast Change in Migration Changes Charge-Offs Assumption Qualitative Changes Overlay • New loans • Current • Exits/runoff market • Portfolio adjustment • Risk rating • Largely seasoning • Changes to • Additional migration attributable forward qualitative • Changes in to one path of overlay for specific commercial economic borrowers reserves loan forecast impacted relationship by COVID- 19 ACL ACL 6/30/20 9/30/20 %of Total 1.12% 1.15% Loans 10

Allocation of the ACL

($ in millions)

	January 1, 2020		June 30, 2020		September 30, 2020	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential and other consumer	$ 19.3	0.34%	$ 10.7	0.19%	$ 16.0	0.27%
Commercial:						
Commercial real estate	16.7	0.22%	108.9	1.54%	113.3	1.62%
Commercial and industrial	83.6	1.12%	120.6	1.38%	114.4	1.34%(3)
Pinnacle	0.4	0.03%	0.2	0.02%	0.4	0.03%
Franchise finance	9.0	1.44%	19.4	3.12%	24.4	4.03%
Equipment finance	7.0	1.02%	6.3	1.07%	5.6	1.05%
Total commercial	116.7	0.67%	255.4	1.40%	258.1	1.45%
Allowance for credit losses	$ 136.0	0.59%	$ 266.1	1.12%	$ 274.1	1.15%(4)

Asset Quality Ratios	December 31, 2019	June 30, 2020	September 30, 2020
Non-performing loans to total loans (1)	0.88%	0.86%	0.84%
Non-performing assets to total assets (1)	0.63%	0.60%	0.58%
Allowance for credit losses to non-performing loans (1)	53.07%	130.29%	136.86%
Net charge-offs to average loans (2)	0.05%	0.20%	0.25%

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $43.6 million, $45.7 million, and $45.7 million or 0.18%, 0.19%, and 0.20% of total loans and 0.12%, 0.13%, and 0.14% of total assets, at September 30, 2020, June 30, 2020, and December 31, 2019.

(2) YTD net charge-offs, annualized at ended June 30, 2020 and September 30, 2020.

(3) Decline in the ACL in part attributable to charge-offs for the quarter ended September 30, 2020.

(4) ACL to total loans, excluding government insured residential loans, PPP loans and MWL, which carry nominal or no reserves, was 1.33% at September 30, 2020. See section entitled "Non-GAAP Financial Measures" on page 36.

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Loan Portfolio and Credit

Loan Portfolio – Geographic Distribution At September 30, 2020 Commercial (1) Residential NY Tri-State Area 22% Other 36% CA 31% FL Other 40% NY 38% FL 22% 11% CRE NY 38% Other 10% FL 52% (1) Includes PPP, MWL, BFG and Pinnacle 13

Loan Portfolio – Granular, Diversified Commercial & Industrial Portfolio

At September 30, 2020

($ in millions)

- Includes $2.1 billion of owner-occupied real estate
- Some key observations:
  - Educational services – well established private colleges, universities and high schools
  - Transportation and warehousing – cruise lines, aviation authorities, logistics
  - Health care – larger physician practice management companies, HMO's, mental health & substance abuse; no small practices
  - Arts and entertainment – stadiums, professional sports teams, gaming
  - Accommodation and food services – time share, direct food services businesses and concessionaires

Industry	Balance [1]	Commitment	% of Portfolio
Finance and Insurance	$902	$1,708	14.0%
Wholesale Trade	670	1,022	10.3%
Educational Services	665	704	10.3%
Transportation and Warehousing	487	616	7.5%
Health Care and Social Assistance	484	642	7.5%
Manufacturing	371	508	5.7%
Retail Trade	321	436	5.0%
Accommodation and Food Services	311	408	4.8%
Information	307	491	4.7%
Real Estate and Rental and Leasing	303	473	4.7%
Construction	272	453	4.2%
Professional, Scientific, and Technical Services	253	362	3.9%
Public Administration	242	259	3.7%
Other Services (except Public Administration)	238	285	3.7%
Arts, Entertainment, and Recreation	216	262	3.3%
Administrative and Support and Waste Management	200	263	3.1%
Utilities	197	206	3.0%
Other	40	64	0.6%
	$6,479	**$9,162**	**100.0%**

(1) Excludes PPP loans

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Loan Portfolio – Commercial Real Estate by Property Type At September 30, 2020 ($ in millions) Wtd. Avg. Wtd. Avg. Non- Property Type Balance FL NY Other DSCR LTV Performing Office $ 2,089 59% 26% 15% 2.13 59.0% $ 9 Multifamily 1,937 28% 65% 7% 1.72 56.0% 3 Retail 1,422 51% 40% 9% 1.54 59.7% 11 Warehouse/Industrial 770 69% 18% 13% 2.50 55.4% - Hotel 619 75% 16% 9% 1.35 57.6% 32 Other 147 82% 11% 7% 1.78 54.2% 4 $ 6,984 52% 38% 10% 1.86 57.7% $ 59 • Commercial real estate loans are secured by income-producing, non-owner occupied properties, typically with well capitalized middle market sponsors • 75% of the CRE portfolio, 79% of retail segment and 76% of hotel segment have LTVs less than 65% • Construction and land loans, included in the table, represent only 1% of the total loan portfolio. • Average rent collections for the third quarter, based on a sample of borrowers: • Multi-family – averaging 92% • Office – averaging 97% • Retail – averaging 90% • Hotel occupancy – averaging 41% in Florida • NY portfolio contains $284 million of mixed-used properties; $203 million categorized in multi-family, $62 million in retail and $19 million in office 15

Loan Portfolio – Deferrals and Modifications

At September 30, 2020

($ in millions)

- At the end of Q2, we reported that we had granted 90-day payment deferrals on $3.6 billion of loans, approximately 15% of the total loan portfolio.
- At September 30, loans on deferral, modified or in process of modification totaled $1.1 billion, approximately 5% of the total loan portfolio.
- With commercial data updated through October 25, this total has declined to $983 million or 4% of the total loan portfolio.
- Commercial deferrals and modifications declined from initial deferrals of 17% to 3% of the commercial portfolio at October 25.
- Residential deferrals and modifications declined from 13% to 8% of the residential portfolio. 49% of residential loans on deferral continue to make payments.
- Commercial CARES Act modifications are most often 9 to 12-month interest only periods.

Commercial

	Currently Under Short-Term Deferral	CARES Act Modifications	In Process CARES Act Modifications	Total	% of Portfolio
CRE - Property Type:					
Retail	$ 20	$ 6	$ 16	$ 42	3%
Hotel	2	127	163	292	47%
Office	5	41	30	76	4%
Multifamily	20	-	4	24	1%
Total CRE	$ 47	$ 174	$ 213	$ 434	6%
C&I - Industry:					
Accomm. and Food Services	$ 55	$ -	$ 7	$ 62	20%
Retail Trade	21	19	-	40	12%
Manufacturing	12	-	-	12	3%
Other	22	53	-	75	1%
Total C&I	$ 110	$ 72	$ 7	$ 189	3%
BFG - Equipment	$ 1	$ -	$ -	$ 1	0%
BFG - Franchise	$ 76	$ -	$ -	$ 76	12%
Total Commercial	$ 234	$ 246	$ 220	$ 700	4%
Updated through October 25, 2020	**$ 74**	**$ 312**	**$ 181**	**$ 567**	**3%**

Residential – Excluding Government Insured Loans

	Currently Under Short-Term Deferral			Currently Under Short-Term Deferral Continue to Pay			CARES Act Modifications		
	Count	Balance	% of Portfolio	Count	Balance	% of Deferral	Count	Balance	% of Portfolio
Residential	833	$ 395	8%	417	$ 195	49%	30	$ 21	0%

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Loan Portfolio – Segments Identified for Heightened Monitoring At September 30, 2020 Moderate exposure to sectors most impacted by the pandemic ($ in millions) Loans on Payment % of Total Deferral, Modified or % of Total Portfolio Balance Loans Pending Modification Loans Special Mention Classified Retail - CRE $ 1,422 6% $ 42 0% $ 86 $ 250 Retail - C&I 321 1% 40 0% 12 46 BFG - franchise finance 606 2% 76 0% 140 246 Hotel 619 3% 292 1% 203 282 Airlines and aviation authorities 146 1% - 0% 35 26 Cruise line 73 0% 48 0% 59 14 Total $ 3,187 13% $ 498 2% $ 535 $ 864 • Over 70% of commercial loans deferred or modified and over 50% of criticized and classified assets are in these sub-segments 17

Loan Portfolio – Retail At September 30, 2020 ($ in millions) Retail - Commercial Real Estate Currently Under Short- In Process Term CARES Act CARES Act • No significant mall or “big Property Type Balance Deferral Modification Modification box” exposure Retail - Anchored $ 721 $ - $ 6 $ 10 Retail - Unanchored 645 13 - - • $57 million and $19 million of Retail-Unanchored and Retail- Construction to Perm 25 4 - - Anchored, respectively, are Gas station 24 - - - mixed-used properties Restaurant 7 3 - 6 $ 1,422 $ 20 $ 6 $ 16 Retail – Commercial & Industrial Currently Under Short- Not Secured by Owner Occupied Total Term CARES Act Industry Real Estate Real Estate Balance Deferral Modification Gasoline Stations $ 1 $ 93 $ 94 $ - $ - Health and Personal Care Stores 30 6 36 - 19 Furniture Stores 18 6 24 - - Vending Machine Operators 21 1 22 20 - Specialty Food Stores 2 18 20 - - Grocery Stores 1 18 19 - - Automobile Dealers 7 7 14 - - Clothing Stores 1 11 12 - - Office Supplies, Stationery, and Gift Stores 1 10 11 - - Other 28 41 69 1 - $ 110 $ 211 $ 321 $ 21 $ 19 18

Loan Portfolio – BFG Franchise Finance At September 30, 2020 ($ in millions) Portfolio Breakdown by Concept Currently Under Short- CARES Act Restaurant Concepts Balance % of BFG Franchise Term Deferral Modification Burger King $ 65 11% $ - $ - Dunkin Donuts 43 7% 4 - Popeyes 28 5% 5 - Jimmy John's 23 3% - - Domino's 21 3% - - Other 185 31% 26 - $ 365 60% $ 35 $ - Currently Under Short- CARES Act Non-Restaurant Concept Balance % of BFG Franchise Term Deferral Modification Planet Fitness $ 106 18% $ - $ - Orange Theory Fitness 86 14% 41 - Other 49 8% - - $ 241 40% $ 41 $ - Portfolio Breakdown by Geography CA 18% FL 11% Other TX 58% 7% UT 19 6%

Loan Portfolio – Hotel At September 30, 2020 ($ in millions) Exposure by Flag • 75% of our exposure is in Florida, followed by 16% in New York Other $102 Marriott • Includes $58.6 million in SBA 16% Sheraton $171 loans of which $13.7 million is $39 28% guaranteed 6% • All hotel properties in Florida IHG $59 and two of three properties in 10% New York are now open Hilton Independent $86 $162 14% 26% Total Portfolio: $619mm 20

Credit Quality – Residential At September 30, 2020 High quality residential portfolio consists FICO Distribution(1) of primarily prime jumbo mortgages with de-minimis charge-offs since <719 or inception as well as fully government NA insured assets 11% 720-759 18% >760 71% Breakdown by LTV(1) Breakdown by Vintage(1) More 2020 than 80% 11% 3% 60% or Prior less 2019 71% - 33% 31% 15% 80% 42% 61% - 2018 70% 9% 24% 2016 2017 17% 15% (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. 21

Asset Quality Metrics Non-performing Loans to Total Loans Non-performing Assets to Total Assets Incl. guaranteed portion of non-accrual SBA loans Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 1.00% 0.86% 1.00% 0.88% 0.85% 0.84% 0.75% 0.67% 0.66% 0.75% 0.59% 0.63% 0.61% 0.60% 0.58% 0.68% 0.64% 0.50% 0.50% 0.43% 0.47% 0.46% 0.51% 0.49% 0.46% 0.25% 0.25% 0.37% 0.00% 0.00% Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 Net Charge-offs to Average Loans(1)(2) 0.60% 0.40% 0.28% 0.25% 0.20% 0.20% 0.13% 0.05% 0.00% Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 (1) YTD net charge-offs, annualized at September 30, 2020, June 30, 2020 and March 31, 2020. 22 (2) Net charge-offs for the three months ended September 30, 2020 included $22.1 million related to one commercial and industrial relationship.

Non-Performing Loans by Portfolio Segment ($ in thousands) Residential CRE C&I Equipment Franchise SBA(1) $204,787 $204,248 $198,221 $200,304 $61,892 $63,713 $59,233 $63,726 $129,891 $13,631 $32,857 $32,762 $20,939 $34,108 $37,635 $1,148 $5,308 $11,561 $17,424 $65,296 $65,588 $65,248 $28,309 $51,130 $24,135 $37,488 $17,213 $27,759 $30,941 $18,894 $16,956 $7,254 $13,183 $12,120 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020 (1) Includes the guaranteed portion of non-accrual SBA loans totaling $43.6 million, $45.7 million, $49.1 million, $45.7 million and $17.8 at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and December 2018, respectively. 23

Criticized and Classified Loans ($ in millions) Commercial Real Estate Commercial & Industrial $800 $800 $700 $700 $600 $600 $500 $500 $400 $400 $300 $300 $200 $200 $100 $100 $0 $0 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 Franchise Finance Equipment Finance SBA(1) $800 $800 $800 $700 $700 $700 $600 $600 $600 $500 $500 $500 $400 $400 $400 $300 $300 $300 $200 $200 $200 $100 $100 $100 $0 $0 $0 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 (1) Includes the guaranteed portion of non-accrual SBA loans totaling $43.6 million, $45.7 million, $49.1 million, $45.7 million and $17.8 at 24 September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and December 2018, respectively.

Criticized and Classified - CRE by Property Type ($ in millions) Office Multifamily Retail $275 $275 $275 $250 $250 $250 $225 $225 $225 $200 $200 $200 $175 $175 $175 $150 $150 $150 $125 $125 $125 $100 $100 $100 $75 $75 $75 $50 $50 $50 $25 $25 $25 $0 $0 $0 Warehouse/Industrial Hotel Other $275 $275 $275 $250 $250 $250 $225 $225 $225 $200 $200 $200 $175 $175 $175 $150 $150 $150 $125 $125 $125 $100 $100 $100 $75 $75 $75 $50 $50 $50 $25 $25 $25 $0 $0 $0 25

Criticized and Classified – BFG Franchise Finance ($ in millions) Restaurant Concepts Fitness Concepts $160 $160 $140 $140 $120 $120 $100 $100 $80 $80 $60 $60 $40 $40 $20 $20 $0 $0 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 Other $160 $140 $120 $100 $80 $60 $40 $20 $0 26 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20

Asset Quality - Delinquencies ($ in millions) Commercial CRE (1) $140 $140 $120 $120 $100 $100 $80 $80 $60 $60 $40 $40 $20 $20 $0 $0 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 Residential (2) (1) $140 $120 $100 $80 $60 (1) Increase in 60-89 Days PD at 9/30/20 impacted by $70MM of In Process CARES Act $40 Modifications. (2) Excludes government insured residential loans. $20 $0 27 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20

Investment Portfolio

Investment Securities AFS

($ in thousands)

The AFS debt securities portfolio of $9.2 billion was in a net unrealized gain position of $62.0 million at September 30, 2020

Portfolio Composition



State and Municipal Obligations 3%
Other 3%
CLOs 12%
US Government and agency 34%
Residential real estate lease-backed securities 8%
Private label CMBS 27%
Private label RMBS and CMOs 13%

Ratings Distribution



A 1%
NR 1%
AA 6%
Gov 34%
AAA 58%

	December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020	
Portfoio	Net Unrealized Gain (Loss)	Fair Value	Net Unrealized Gain (Loss)	Fair Value	Net Unrealized Gain (Loss)	Fair Value	Net Unrealized Gain (Loss)	Fair Value
US Government and agency	10,516	2,826,207	$ (23,649)	2,893,932	$ 17,035	$ 3,167,239	$ 22,342	$ 3,174,959
Private label RMBS and CMOs	10,840	1,012,177	(11,659)	1,173,880	14,696	1,116,086	17,135	1,167,706
Private label CMBS	5,456	1,724,684	(123,796)	1,604,814	(32,063)	2,043,620	(1,859)	2,440,550
Residential real estate lease-backed securities	2,566	470,025	(21,188)	528,793	10,188	618,207	13,745	768,898
CLOs	(7,539)	1,197,366	(74,676)	1,094,793	(38,176)	1,128,753	(16,010)	1,142,404
State and Municipal Obligations	15,774	273,302	15,431	271,033	19,993	259,495	19,962	242,921
Other	733	194,904	(10,283)	255,161	5,677	261,531	6,660	251,839
Total	**$ 38,346**	**$ 7,698,665**	**$ (249,820)**	**$ 7,822,406**	**$ (2,650)**	**$ 8,594,931**	**$ 61,975**	**$ 9,189,277**

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Investment Securities – Asset Quality of Select Non-Agency Securities At September 30, 2020 Strong credit enhancement levels on CLOs and CMBS A 3% Collateralized Loan Obligations (CLOs) AA 13% Subordination Wtd. Avg. Rating Min Max Avg Stress Scenario Loss AAA 36.0 48.5 43.1 20.2 AA 27.7 40.8 32.8 21.6 AAA A 24.9 30.0 26.9 24.9 84% Wtd. Avg. 34.6 46.9 41.2 20.5 A AA 4% Private Label Commercial Mortgage-Backed Securities (CMBS) 7% Subordination Wtd. Avg. Rating Min Max Avg Stress Scenario Loss AAA 29.4 95.1 41.3 12.0 AA 28.3 45.2 35.0 11.4 A 21.5 79.8 37.1 11.7 AAA Wtd. Avg. 29.0 90.9 40.7 12.0 89% 30

Liquidity and Capital

Strong Capital – Well-Positioned to Withstand Severe Stress Stress Testing Results ($ in millions) BankUnited N.A. Regulatory Capital Total Risk Based Capital 14.4% CET1 Capital 13.8% 14.2% Tier 1 Leverage • We stressed our March 31, 2020 portfolio using both the 2018 DFAST 10.0% and 2020 DFAST severely adverse 9.5% 8.9% 9.1% scenarios. 13.5% • The table summarizes projected 5.0% 12.5% 12.9% lifetime losses under both DFAST scenarios and the pro-forma impact 6.5% of immediate recognition of additional stressed losses without PPNR benefit on BankUnited N.A.’s Current Ratios Lifetime Losses Lifetime Losses September 30, 2020 regulatory Required to be and Actual ACL – Projected Under Projected Under capital ratios. Considered “Well September 30, 2018 DFAST 2020 DFAST Capitalized” 2020 Severely Adverse¹ Severely Adverse¹ Expected • Pro-forma regulatory capital ratios n/a $274mm $575mm $445mm Lifetime Losses continue to exceed “well capitalized” Current ACL / guidelines under stress. Stress Scenario n/a – 48% 62% Lifetime Losses (1) The Pinnacle portfolio, which is a primarily investment grade municipal portfolio, was excluded from this stress testing exercise. 32

Robust Liquidity Position Key Liquidity Ratios 12/31/19 6/30/20 9/30/20 30 Day Liquidity Ratio • We have not experienced 1.8x 2.4x 2.7x stress on our liquidity Loans to Deposits 95.1% 91.4% 89.4% position through the period of the pandemic Wholesale Funding / Total Assets 25.3% 25.8% 24.3% $9.8BN $9.7BN Cash, $0.3 Cash, $0.3 Unpledged Unpledged Agency Securities Agency Securities $2.0 $2.2 Unpledged PPP Loans Unpledged PPP Loans $0.2 $0.1 FRB Discount FRB Discount Window Window $2.9 $2.4 FHLB Atlanta FHLB Atlanta $4.3 $4.7 Other, $0.1 June 30, 2020 September 30, 2020 33

Non-GAAP Financial Measures

Non-GAAP Financial Measures PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses, particularly in view of the adoption of the CECL accounting methodology, which may impact comparability of operating results to prior periods. This measure also provides a meaningful basis for comparison to other financial institutions and is a measure frequently cited by investors. The following table reconciles the non-GAAP financial measurement of PPNR to the comparable GAAP financial measurement of income before income taxes for the three months ended September 30, 2020 and 2019 and the three months ended June 30, 2020 (in thousands): 35

Non-GAAP Financial Measures (continued) ACL to total loans, excluding government insured residential loans, PPP loans and MWL is a non-GAAP financial measure. Management believes this measure is relevant to understanding the adequacy of the ACL coverage, excluding the impact of loans which carry nominal or no reserves. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions. The following table reconciles the non-GAAP financial measurement of ACL to total loans, excluding government insured residential loans, PPP loans and MWL to the comparable GAAP financial measurement of ACL to total loans at September 30, 2020 (dollars in thousands): 36